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                                                                   EXHIBIT 10.25

                        SBA COMMUNICATIONS CORPORATION
                       1999 EMPLOYEE STOCK PURCHASE PLAN


                                  ARTICLE I.

                 PURPOSE, SCOPE AND ADMINISTRATION OF THE PLAN

1.1.  Purpose and Scope
      -----------------

      The purpose of the SBA Communications Corporation Employee Stock Purchase Plan is to assist employees of SBA Communications Corporation and its subsidiaries in acquiring a stock ownership interest in the Company pursuant to a plan which is intended to qualify as an "employee stock purchase plan" under
Section 423 of the Internal Revenue Code of 1986, as amended.

1.2.  Administration of Plan
      ----------------------

      The Plan shall be administered by the Committee. The Committee shall have the power to make, amend and repeal rules and regulations for the interpretation and administration of the Plan consistent with the qualification of the plan under Section 423 of the Code, and the Committee also is authorized to change the Option Periods, Offering Dates and Exercise Dates under the Plan by providing written notice to all Employees at least 15 days prior to the date following which such changes will take effect. The Committee may delegate administrative tasks under the Plan to one or more agents. The Committee's interpretation and decisions in respect to the Plan shall be final and conclusive.

                                  ARTICLE II.
                                  DEFINITIONS

      Whenever the following terms are used in this Plan, they shall have the meaning specified below unless the context clearly indicates to the contrary. The singular pronoun shall include the plural where the context so indicates.

2.1.  "Board" shall mean the Board of Directors of the Company.
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2.2.  "Class A Common Stock" shall mean shares of Class A common stock of the
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Company, par value $0.01 per share.

2.3.  "Code" shall mean the Internal Revenue Code of 1986, as amended.
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2.4.  "Committee" shall mean the Compensation Committee of the Board, which
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Committee shall administer the Plan as provided in Section 1.2 hereof.

2.5.  "Company" shall mean SBA Communications Corporation, a Florida
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corporation.

2.6.  "Compensation" shall mean the base salary, bonuses, overtime and
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commissions paid to
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an Employee by the Company or a Subsidiary in accordance with established payroll procedures.

2.7.   "Eligible Employee" shall mean an Employee who (a) has been continuously
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employed by the Company or Subsidiary for at least 90 consecutive days, (b) is customarily scheduled to work at least 20 hours per week, and (c) whose customary employment is more than five (5) months in a calendar year.

2.8.   "Employee" shall mean any employee of the Company or a Subsidiary.
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2.9.   "Exercise Date" shall mean each June 30 and December 31.
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2.10.  "Exchange Act" shall mean the Securities Exchange Act of 1934, as
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amended.

2.11.  "Fair Market Value" of a share of Class A Common Stock as of a given date
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shall mean (i) the average of the closing prices of the sales of Class A Common
Stock on the trading date previous to such date on all national securities exchanges on which such securities may at the time be listed, or, if there have been no sales on any such exchange on the trading date previous to such date, the average of the highest bid and lowest asked prices on all such exchanges at the close of business on the trading day previous to such date, or (ii) if on any date no such shares of Class A Common Stock are so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., New York time on the trading date previous to such date, or (iii) if on any date such securities are not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on the trading date previous to such date in the domestic over-the-counter market as reported by the National Quotation Bureau Incorporated, or any similar successor organization, or (iv) if Class A Common Stock is not publicly traded or quoted or sold in the over-the-counter market, the fair market value of a share of Class A Common Stock as established by the Committee acting in good faith.

2.12.  "IPO Date" shall mean the effective date of the initial public offering
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of Class A Common Stock pursuant to a registration statement filed with the
Securities and Exchange Commission.

2.13.  "Offering Date" shall mean each January 1 and July 1; provided, however,
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that the first Offering Date under the Plan shall be the IPO Date.

2.14.  "Option Period" shall mean the period beginning on an Offering Date and
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ending on the next succeeding Exercise Date.

2.15.  "Option Price" shall mean the purchase price of a share of Class A Common
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Stock hereunder as provided in Section 4.1 hereof.

2.16.  "Participant" shall mean any Eligible Employee who elects to participate.
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2.17.  "Plan" shall mean this SBA Communications Corporation Employee Stock
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Purchase Plan, as the same may be amended from time to time.

2.18.  "Plan Account" shall mean a bookkeeping account established and
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maintained by the

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Company in the name of each Participant.

2.19.  "Subsidiary" shall mean any corporation in an unbroken chain of
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corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                                 ARTICLE III.
                                 PARTICIPATION

3.1.   Eligibility
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       An Eligible Employee may participate in the Plan if immediately after the applicable Offering Date, such Employee would not be deemed for purposes of
Section 423(b)(3) of the Code to possess 5% or more of the total combined voting power or value of all classes of stock of the Company or any Subsidiary.

3.2.   Election to Participate; Payroll Deductions
       -------------------------------------------

       An Eligible Employee may participate in the Plan only by means of payroll deduction. An Eligible Employee may elect to participate in the Plan during an Option Period by delivering to the Company in the calendar month preceding the Offering Date on which such Option Period commences a written payroll deduction authorization on a form prescribed by the Company; provided, however that for the Option Period commencing on the IPO Date, an Eligible Employee may elect to participate in the Plan at any time on or prior to the IPO Date. Payroll deductions (a) shall be equal to at least 1%, but not more than 15%, of the Participant's Compensation as of the Offering Date; (b) must equal at least five dollars ($5.00) per pay period; and (c) may be expressed either as (i) a whole number percentage or (ii) a fixed dollar amount, subject to the provisions of Sections 4.2 and 4.3 hereof. Amounts deducted from a Participant's Compensation pursuant to this Section 3.2 shall be credited to the Participant's Plan Account.

3.3.   Leave of Absence
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       During leaves of absence approved by the Company and meeting the requirements of Regulation Section 1.421-7(h)(2) under the Code, a Participant may continue participation in the Plan by making cash payments to the Company on his or her normal payday equal to his or her authorized payroll deduction.

                                  ARTICLE IV.
                              PURCHASE OF SHARES

4.1.   Option Price
       ------------

       The Option Price per share of the Class A Common Stock sold to Participants hereunder shall be 85% of the Fair Market Value of such share on either the Offering Date or the Exercise Date of the Option Period, whichever is lower, but in no event shall the Option Price per share be less than the par value per share of the Class A Common Stock.

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4.2.  Purchase of Shares
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      (a) On each Exercise Date on which he or she is employed, each Participant will automatically and without any action on his or her part be deemed to have exercised his or her option to purchase at the Option Price the largest number of whole shares of Class A Common Stock which can be purchased with the amount in the Participant's Plan Account. The balance, if any, remaining in the Participant's Plan Account (after exercise of his or her option) as of an Exercise Date shall be carried forward to the next Option Period, unless the Participant has elected to withdraw from the Plan pursuant to Section 6.1 hereof.

      (b) As soon as practicable following each Exercise Date, the Company will deliver to the Participant a certificate issued in his or her name for such number of shares purchased by such Participant pursuant to subsection (a) above. In the event the Company is required to obtain from any commission or agency authority to issue any such certificate, the Company will seek to obtain such authority. Inability of the Company to obtain from any such commission or agency authority which counsel for the Company deems necessary for the lawful issuance of any such certificate shall relieve the Company from liability to any Participant except to refund to him or her the amount withheld.

4.3.  Limitations on Purchase
      -----------------------

      No Employee shall be granted an option under the Plan which permits his or her rights to purchase Class A Common Stock under the Plan or any other employee stock purchase plan of the Company or any of its Subsidiaries to accrue at a rate which exceeds $25,000 (as measured by the Fair Market Value of such Class A Common Stock at the time the option is granted) for each calendar year such option is outstanding. For purposes of this Section 4.3, the right to purchase Class A Common Stock under an option accrues when the option (or any portion thereof) becomes exercisable, and the right to purchase Class A Common Stock which has accrued under one option under the Plan may not be carried over to any other option.

4.4.  Transferability of Rights
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      An option granted under the Plan shall not be transferable and is exercisable only by the Participant. No option or interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Participant or his or her successors in interest or shall be subject to disposition by alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempt at disposition thereof shall be null and void and of no effect.

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                                  ARTICLE V.
                  PROVISIONS RELATING TO CLASS A COMMON STOCK

5.1.  Class A Common Stock Reserved
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      There shall be 500,000 authorized but unissued or reacquired shares of
Class A Common Stock reserved for issuance pursuant to this Plan, subject to adjustment in accordance with Section 5.2 hereof.

5.2.  Adjustment for Changes in Class A Common Stock
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      In the event that adjustments are made in the number of outstanding shares of Class A Common Stock or the shares are exchanged for a different class of stock of the Company by reason of stock dividend, stock split or other subdivision, the Committee shall make appropriate adjustments in (a) the number and class of shares or other securities that may be reserved for purchase hereunder and (b) the Option Price of outstanding options.

5.3.  Merger, Acquisition or Liquidation
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      In the event of the merger or consolidation of the Company into another corporation, the acquisition by another corporation of all or substantially all of the Company's assets or 80% or more of the Company's then outstanding voting stock or the liquidation or dissolution of the Company, the date of exercise with respect to outstanding options shall be the business day immediately preceding the effective date of such merger, consolidation, acquisition, liquidation or dissolution unless the Committee shall, in its sole discretion, provide for the assumption or substitution of such options in a manner complying with Section 424(a) of the Code.

5.4.  Insufficient Shares
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      If the aggregate funds available for the purchase of Class A Common Stock on any Exercise Date would cause an issuance of shares in excess of the number provided for in Section 5.1 hereof, (a) the Committee shall proportionately reduce the number of shares that would otherwise be purchased by each Participant in order to eliminate such excess, and (b) the Plan shall automatically terminate immediately after such Exercise Date.

5.5.  Rights as Stockholders
      ----------------------

      With respect to shares of Class A Common Stock subject to an option, a Participant shall not be deemed to be a stockholder and shall not have any of the rights or privileges of a stockholder. A Participant shall have the rights and privileges of a stockholder when, but not until, a certificate for shares has been issued to him or her following exercise of his or her option.

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                                  ARTICLE VI.
                         TERMINATION OF PARTICIPATION

6.1.  Cessation of Contributions; Voluntary Withdrawal
      ------------------------------------------------

      (a) A Participant may cease payroll deductions during an Option Period by delivering written notice of such cessation to the Company. Upon any such cessation, such Participant may elect either to withdraw from the Plan pursuant to subsection (b) below or to have amounts credited to his or her Plan Account held in the Plan for the purchase of Class A Common Stock pursuant to Section
4.2. A Participant who ceases contributions to the Plan during any Option Period shall not be permitted to resume contributions to the Plan during such Option Period.

      (b) A Participant may withdraw from the Plan at any time by written notice to the Company prior to the close of business on an Exercise Date. Within 21 days after the notice of withdrawal is delivered, the Company shall refund the entire amount, if any, in a Participant's Plan Account to him or her, and thereupon, the Participant's payroll deduction authorization, his or her interest in the Plan and his or her option under the Plan shall terminate. Any Eligible Employee who withdraws from the Plan may again become a Participant in accordance with Section 3.2 hereof.

6.2.  Termination of Eligibility
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      (a) If a Participant ceases to be eligible under Section 3.1 hereof for any reason, the amount in such Participant's Plan Account will be refunded to the Participant or his or her designated beneficiary or estate within 21 days of his or her termination of employment or other cessation of eligibility.

      (b) Upon payment by the Company to the Participant or his or her beneficiary or estate of the remaining balance, if any, in Participant's Plan Account, the Participant's interest in the Plan and the Participant's option under the Plan shall terminate.

                                 ARTICLE VII.
                              GENERAL PROVISIONS

7.1.  Condition of Employment
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      Neither the creation of the Plan nor an Employee's participation therein shall be deemed to create any right of continued employment or in any way affect the right of the Company or a Subsidiary to terminate an Employee at any time with or without cause.

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7.2.  Amendment of the Plan
      ---------------------

      (a) The Board may amend, suspend or terminate the Plan at any time and from time to time; provided, however, that without approval of the Company's stockholders given within 12 months before or after action by the Board, the Plan may not be amended to increase the maximum number of shares subject to the Plan or change the designation or class of Eligible Employees.

      (b) Upon termination of the Plan, the balance in each Participant's Plan Account shall be refunded within 21 days of such termination.

7.3.  Use of Funds; No Interest Paid
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      All funds received by the Company by reason of purchase of Class A Common
Stock hereunder will be included in the general funds of the Company free of any trust or other restriction and may be used for any corporate purpose. No interest will be paid to any Participant or credited under the Plan.

7.4.  Term; Approval by Stockholders
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      The Plan shall terminate on the tenth anniversary of the date of its initial approval by the stockholders of the Company, unless earlier terminated by action of the Board. No option may be granted during any period of suspension of the Plan nor after termination of the Plan. The Plan will be submitted for the approval of the Company's stockholders within 12 months after the date of the Board's initial adoption of the Plan. Options may be granted prior to such stockholder approval; provided, however, that such options shall not be exercisable prior to the time when the Plan is approved by the stockholders; provided further that if such approval has not been obtained by the end of said 12-month period, all options previously granted under the Plan shall thereupon be canceled and become null and void.

7.5.  Effect Upon Other Plans
      -----------------------

      The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company or any Subsidiary (a) to establish any other forms of incentives or compensation for employees of the Company or any Subsidiary or (b) to grant or assume options otherwise than under this Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

7.6.  Conformity to Securities Laws
      -----------------------------

      Notwithstanding any other provision of this Plan, this Plan and the participation in this Plan by any individual who is then subject to Section 16 of the Exchange Act shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are

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requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

7.7.  Governing Law
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      The Plan and all rights and obligations thereunder shall be construed and enforced in accordance with the laws of the State of Delaware.

                                  * * * * * *

      I hereby certify that the foregoing SBA Communications Corporation Employee Stock Purchase Plan was duly approved by the Board of Directors of SBA Communications Corporation on April ___, 1999.

      I hereby certify that the foregoing SBA Communications Corporation Employee Stock Purchase Plan was duly approved by the stockholders of SBA Communications Corporation on April ___, 1999.

Executed on this ___ day of April, 1999.

                                                     /s/ Robert Grobstein
                                                     ___________________________
                                                               Secretary

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